Exhibit 10.113

UNCONDITIONAL GUARANTEE AGREEMENT

THIS UNCONDITIONAL GUARANTY AGREEMENT (this “Agreement”) is effective as of the 15th day of June, 2009, between CORAMANDEL INFRASTRUCTURE PRIVATE LIMITED, a company incorporated under the Company Act, 1956, in the Republic of India (the “Guarantor”), in favor of ORE PHARMACEUTICALS INC., a Delaware corporation, any successor holder of the Note described below, and all successors and assigns of any of the foregoing (collectively, “Ore”).

WHEREAS, Ore, Ocimum Biosolutions Inc., a Delaware corporation and an affiliate of Guarantor ( “Ocimum”), and Ocimum Biosolutions (India) Limited, a company incorporated under the Company Act, 1956 in the Republic of India, the parent of Ocimum and an affiliate of Guarantor (“Ocimum India”, and together with Ocimum, “Maker”), have agreed to Maker’s Secured Note (the “Note”) of even date herewith in a stated principal amount equal to Three Million Dollars ($3,000,000) (the “Principal Amount”); (ii) that certain Security Agreement of even date herewith between Ore and Ocimum (the “Security Agreement”); and (iii) other Security Documents (as defined in the Security Agreement).

WHEREAS, Ore desires a guaranty of the Note and Guarantor has agreed to guaranty the Note, pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants herein contained and of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees as follows:

1.    Recitals.   The above recitals are incorporated herein as part of this Agreement.

2.    Representations and Warranties of the Guarantor.  The Guarantor represents and warrants that as of the date hereof:

      (a)   The Note obligates Ocimum and Ocimum India to repay a commercial loan within the meaning of Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland.

      (b)   Guarantor has read or has had an opportunity to review the Note, the Security Agreement (the other Security Documents) and all documents referred to herein or therein, and this Agreement is Guarantor’s valid and legally binding obligation and is fully enforceable against Guarantor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.

      (c)   Except as disclosed on Schedule 2(c) attached hereto and incorporated herein by this reference, there are (i) no provisions of any existing mortgage, indenture, contract or agreement binding on Guarantor or affecting Guarantor’s property, and (ii) to Guarantor’s knowledge, no provision of law or order of court or of an administrative officer or administrative agency, binding upon Guarantor or Guarantor’s property, which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or which would be in default or breached as a result of such execution, delivery or performance.

      (d)   There are no proceedings pending or, so far as the Guarantor knows, threatened, before any court or administrative agency or officer which, in the reasonable opinion of the Guarantor, will materially adversely affect its financial condition.

3.    Guaranty.  Guarantor hereby fully absolutely, unconditionally and irrevocably guarantees to Ore all of the following obligations (collectively, the “Guaranteed Obligations”):

      (a)   the full and prompt payment (and not merely the collection) of the then-outstanding Principal Amount and all other amounts due with respect to the Note, including all interest payments thereon, and any and all renewals, extensions, substitutions and replacements thereof; and

      (b)   the payment of all expenses and charges (including all court costs and reasonable attorneys’ fees) paid or incurred by Ore in realizing upon the Note or in enforcing this Agreement, the Security Agreement or any other Security Documents.

4.    Separate Causes of Action.  Each and every Event of Default (hereinafter defined) or failure by Maker to punctually pay or perform any of Maker’s Obligations (as defined in the Security Agreement) underlying the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate actions may be brought hereunder as each cause of action arises.

5.    Continuing Guaranty.   The obligations of the Guarantor under this Agreement shall be continuing, irrevocable and unconditional and shall remain in full force and effect so long as any of the Guaranteed Obligations remain unpaid or unperformed, irrespective of the invalidity, irregularity or unenforceability of the Note.  Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder shall not, to the maximum extent permitted by law, be affected, modified or impaired upon the happening from time to time of any event or circumstance, including, without limitation, the assignment, waiver of payments, performance or observance, compromise, settlement, release or termination of any or all of the rights, remedies, obligations, covenants or agreements of Maker or the Guarantor under the Note, the extension of time for the payment of all or any part of the principal of, or interest on, the Note, the modification or amendment of any obligation, covenant, agreement or provision of the Note; any failure, omission, delay or deficiency on the part of Ore to enforce, assert or exercise any right, power or remedy conferred on it; the voluntary or involuntary liquidation, dissolution, merger, sale or other disposition of all or substantially all of the assets of Maker, or any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceeding affecting Maker or any of the Guaranteed Obligations; the release or discharge of any other guarantor of the Guaranteed Obligations from such guarantee or the performance or observance of any obligation, covenant, agreement, duty, term or condition in respect thereof, whether by operation of law or for any other reason or; the release of any collateral or security for any of the Guaranteed Obligations or any other guaranty thereof.

6.    Right to Proceed Directly Against the Guarantor.  Upon the occurrence of an Event of Default, Ore, in its sole discretion, may proceed first and directly against the Guarantor under this Agreement without proceeding against or exhausting any other security held by any person in connection with the Guaranteed Obligations or the Guarantor’s obligations hereunder, and without first filing any suit or proceeding to obtain or assert a claim for judgment against Maker or any other guarantor of the Guaranteed Obligations, foreclosing on or disposing of any security therefor, or making any effort at collection of the Guaranteed Obligations from Maker, any other guarantor thereof or any other person.

7.    Confession of Judgment.          UPON A DEFAULT IN A PAYMENT UNDER THE NOTE, OR IN THE PAYMENT OF ANY INSTALLMENT DUE THEREUNDER, THE GUARANTOR HEREBY APPOINTS AND AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD THE GUARANTOR’S TRUE AND LAWFUL ATTORNEY-IN-FACT FOR THE GUARANTOR AND IN THE GUARANTOR’S NAME AND STEAD, TO ACKNOWLEDGE SERVICE OF ANY AND ALL LEGAL PAPERS FOR ANY KIND OF SUIT BROUGHT FOR COLLECTION OF THE OBLIGATION AND TO APPEAR FOR THE GUARANTOR IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF MARYLAND OR ANY OTHER STATE OR TERRITORY OF THE UNITED STATES AND, WITH OR WITHOUT DECLARATION FILED, TO ACKNOWLEDGE AND CONFESS JUDGMENT AGAINST THE GUARANTOR JOINTLY AND SEVERALLY AND IN FAVOR OF THE HOLDER OF THE NOTE FOR THE ENTIRE PRINCIPAL AMOUNT OF THE NOTE THEN REMAINING UNPAID, WHETHER BY ACCELERATION OR OTHERWISE, TOGETHER WITH ALL COURT COSTS AND ACTUAL ATTORNEYS' FEES AND EXPENSES, FOR COLLECTION, WITH RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION, OR RIGHT OF APPEAL, HEREBY RATIFYING AND CONFIRMING THE ACTS OF SAID ATTORNEY-IN-FACT AS FULLY AS IF DONE BY THE GUARANTOR.  ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL OR PERSONAL PROPERTY ARE HEREBY WAIVED, AND NO BENEFIT OF EXEMPTION WILL BE CLAIMED UNDER OR BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH HEREAFTER MAY BE PASSED.  NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THE NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THE NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF SUCH INDEBTEDNESS OF MAKER, TOGETHER WITH INTEREST THEREON, AND ALL COSTS INCURRED IN COLLECTING THE NOTE AND/OR THIS GUARANTY.

8.    Liability of Guarantor Unaffected by Third Party Bankruptcy and Insolvency Proceedings.  To the maximum extent permitted by law, no modification, limitation or discharge of liability of any other guarantor of the Guaranteed Obligations or of Maker under the Note arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceedings for release of debtors under federal or state law shall affect the liability of the Guarantor hereunder in any manner whatsoever; and the Guarantor hereby waives all rights and benefits which might accrue to him by reason of any such proceedings.

9.    Waivers by Guarantor.  The Guarantor hereby expressly waives (i) presentment and demand for payment of the principal of or interest on the Note and protest of nonpayment, (ii) notice of acceptance of this Agreement and presentment, demand and protest, (iii) notice of any Event of Default under the Note and of any indulgences granted hereunder, (iv) demand for observance or performance of, or enforcement of, any terms or provisions of this Agreement or the Note, and (v) all other notices and demands otherwise required by law which the Guarantor may lawfully waive, except for any notice expressly provided for herein.

10.   Events of Default.  Any of the following shall constitute a default (an “Event of Default”) hereunder:

      (a)   Any representation or warranty made herein shall prove to be false or misleading in any material respect when made;

      (b)   Any default occurs under the Note or any other Security Document;

      (c)   The Guarantor fails to observe or comply with any of the covenants set forth herein;

      (d)   The dissolution of Guarantor; or

      (e)   The institution of involuntary Insolvency Proceedings (as defined in the Security Agreement) against Guarantor that are not dismissed before the earliest to occur of: (i) the date that is ninety (90) days after the institution of such Insolvency Proceeding; or (ii) the entry of an order for relief in such Insolvency Proceeding or any order adjudicating Guarantor, as applicable, insolvent; or (iii) the impairment (as to validity, priority or otherwise) of any security interest or lien of Ore in any material portion of the Collateral (as defined in the Security Agreement).

      (f)   The commencement of voluntary Insolvency Proceedings by Guarantor.

      After the occurrence of any Event of Default hereunder, the full amount of the Guaranteed Obligations hereunder shall become immediately due and payable by Guarantor to Ore, whether the same be payable by reason of acceleration or otherwise.  All payments hereunder shall be applied to the Guaranteed Obligations in such order and amounts as Ore, in its sole discretion, shall determine.

11.   Remedies Cumulative.  No remedy herein incurred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or inequity or by statute.

12.   No Waivers Except in Writing.  No delay or omission to exercise any right or power accruing upon any Event of Default, or omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time as often as may be deemed expedient.  In order to exercise any remedy provided for in this Agreement, it shall not be necessary for Ore to give any notice, other than such notice as may be expressly required hereby.  In the event any provision contained in this Agreement shall be breached by the Guarantor and thereafter be duly waived by Ore, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.  No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing signed by the party against which enforcement is being sought.

13.   Successors and Assigns.  Whenever in this Agreement Ore is referred to, such reference shall be deemed to include its successors and assigns, to the extent applicable.  This Agreement shall also be binding upon the assigns, heirs and personal representatives of the Guarantor.

14.   Notices.  Any notice required hereby shall be deemed properly given if delivered by certified or registered mail or delivered by other carrier service normally providing evidence of receipt if addressed to the party hereto at the addresses set forth below or at such other addresses as any party hereto may give notice of to the other party hereto:

If to Ore:	Ore Pharmaceuticals Inc.. 610 Professional Drive, Suite 101 Gaithersburg, Maryland 20879 Attn: Chief Executive Officer E-mail: mgabrielson@orepharma.com

With a copy to:	Venable LLP 1800 Mercantile Bank & Trust Building Two Hopkins Plaza Baltimore, Maryland 21201 Attn: Ariel Vannier, Esq. Facsimile: (410) 244-7742 E-mail: AVannier@Venable.com

If to Guarantor:	Coramandel Infrastructure Private Limited Plot 120, Flat 101 1st Floor, G.K. Classic Srinagar Colony Hyperabad-500073 India Attn: Dr. L.V. Subbaredy Facsimile: +91(40) 23737695

with a copy to:	Baker Donelson Bearman Caldwell and Berkowitz 211 Commerce Street, Suite 1000 Nashville, Tennessee 37201 Attention: Robert J. Looney, Esq. Facsimile: 615-744-5647 E-mail: blooney@bakerdonelson.com

15.      Invalid or Unenforceable Portions.      The invalidity, illegality or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Agreement shall not affect the validity, legality or enforceability of the remaining portion of this Agreement or any part hereof.

16.      Waiver of Subrogation.  Nothing contained herein shall be construed to give the Guarantor, nor shall the Guarantor have, any right of subrogation, and Guarantor hereby waives any right of subrogation, in or to Ore’s rights or claims, or any part thereof, until all amounts owing to Ore have been paid in full.

17.      Voidable Transfers.  If at any time any payment or portion thereof, made by or for the account of the Guarantor on account of any of the obligations and liabilities hereunder is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by Ore under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Maker or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee or similar officer for, the Maker or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

18.       Governing Law; Venue; Jury Trial Waiver.          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland and the federal laws of the United States of America, without regard to principles of conflicts of laws.  The state or federal courts located within the State of Maryland shall have jurisdiction over any and all disputes arising from or related to this Agreement or the transactions contemplated hereby.  All proceedings between the Parties under or relating to this Agreement or any breach hereof shall be conducted solely in the English language. The Parties also consent to the service of process in connection with any dispute or claim arising hereunder by personal delivery, mailing such notice to the other party by registered or certified mail, postage prepaid at the addresses provided in the preamble of this Agreement or such other address as a Party may from time to time give notice of to the other Parties, or any other manner permitted by law.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19.      Entire Agreement.  This Agreement contains the final and entire agreement and understanding of the Parties, and supersedes any prior written or oral agreement of the Parties, with respect to the subject matter hereof.  This agreement may not be amended or altered except by a writing signed by all Parties.

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The remainder of this page is left blank intentionally.  Signature page follows.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned, under seal, as of the date first above written.

GUARANTOR
By:	/s/ Sunil Lingareddy	(SEAL)
Name:	Sunil Lingareddy
Title:	MD